Investor Presentation

Mission Produce at a Glance • • • •

We Have a Long Track Record of Growth

We Operate In a Large and Growing Market with Supportive Tailwinds and Significant Barriers to Entry

Focused Growth Strategy

              

Global Distribution Network Delivering Avocados to Diverse and Long-Standing Customer Base Mission’s distribution network can reach clients globally.

Overview of Value Added Services

Extensive Infrastructure With State-of-the-Art Facilities

International Farming and Vertical Integration SECURED RIGHTS TO 1,600 ACRES PERU ~14,000 ACRES OWNED ~9,000 ACRES DEVELOPED COLOMBIA 1,450 ACRES OWNED THROUGH JOINT VENTURE

Experienced Values-Based Leaders Who Nurture a Culture of Innovation and Growth

ESG Highlights         

Our Unique Nationwide Distribution Capabilities Enable Us to Grow Volumes With New and Existing Customers Across Channels              

Overview of International Growth Distribution Opportunities          

Opportunity to Diversify Sourcing and Year-Round Supply

We Take a Disciplined Approach Towards Our Long-Term Investments in Vertical Integration    International Farming   

Appendix

Non-GAAP Reconciliations Adjusted EBITDA and Adjusted EBITDA Margin

Investor Presentation

December 22, 2021



Safe Harbor Statement

Notice to and Undertaking by Recipients

This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require.

The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation.

This presentation may not be reproduced, forwarded to any person or published, in whole or in part.

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security. The information contained herein is for informational purposes, and may not be relied upon in connection with the purchase or sale of any security.

Forward-Looking Statements

Statements in this presentation that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this presentation address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: limitations regarding the supply of avocados, either through purchasing or growing; the loss of one or more of our largest customers or a reduction in the level of purchases by customers; doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; fluctuations in market prices of avocados; increasing competition; inherent farming risks; variations in operating results due to the seasonality of the business; general economic conditions; the effects of the COVID-19 pandemic, including resulting economic conditions; inflationary pressures and increases in costs of commodities or other products used in our business; food safety events and recalls of our products; changes to USDA and FDA regulations, U.S. trade policy, and/or tariff and import/export regulations; restrictions due to health and safety laws; significant costs associated with compliance with environmental laws and regulations; acquisitions of other businesses; the ability of our infrastructure to handle our business needs; supply chain optimization failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit and retain key personnel and an adequate labor supply and lack of good employee relations; information system security risks, data protection breaches and systems integration issues; changes in privacy and/or information security laws, policies and/or contractual arrangements; material litigation or adverse governmental actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with our indebtedness; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, directors and principal stockholders over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission.

You can obtain copies of our SEC filings on the SEC's website at www.sec.gov. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Industry Information

Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties.

Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures "Adjusted EBITDA" and "Adjusted EBITDA Margin." Management believes these measures provide useful information for analyzing the underlying business results. These measures are not in accordance with, nor are they a substitute for or superior to, the comparable financial measures by generally accepted accounting principles ("GAAP"). Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Appendix to this presentation where possible. The Company is unable to reconcile certain forecasted non-GAAP financial measures used herein, including adjusted EBITDA, without unreasonable efforts because a forecast of certain items, including taxes, interest, stock-based compensation, depreciation and amortization, income (loss) from equity method investees, other income, and other special, non-recurring or one-time items is not practical. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, legal settlement, farming costs for nonproductive orchards (which represents land lease costs), and any special, non-recurring, or one-time items such as impairments that are excluded from the results the CEO reviews uses to assess segment performance and results. Adjusted EBITDA Margin refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, legal settlement, farming costs for nonproductive orchards (which represents land lease costs), and any special, non-recurring, or one-time items such as impairments that are excluded from the results the CEO reviews uses to assess segment performance and results as a percentage of net sales.

Mission Produce at a Glance

Scale	*Leading Avocado Distributor by Volume*	$892mm *FY 2021 Revenue* $85mm *FY 2021 Adj. EBITDA (1)*
Large Addressable Market	~$14bn *Global Avocado Market (2)* ~$6bn *U.S. Avocado Market (2)*	6% *'11 – '21 Total U.S. Avocado Consumption CAGR*
Growth	~11% *'11 – '21 Avocado Volume CAGR*	~9% *'11 – '21 Revenue CAGR*
The Global Industry Leader	• *First to Use Avocado Ripening Centers* • *First to Import Avocados from Mexico, Peru and Chile* • *First to utilize state-of-the-art post-harvest techniques in hydro-cooling and shelf-life extension* • *First to build a category management program generating intel and opportunities for category growth*	
Global Distribution Network	19 *World Class Facilities Across 9 Countries (3)*	*Provides Year-Round Supply*
Vertical Integration	~15% *Avocados Sourced from Owned Production (2021)*	10% *Adj. EBITDA Margin (1)*

Source: Management and other publicly available information.
(1) Non-GAAP reconciliations located in the appendix.
(2) As of 2018.
(3) Includes our 4 global sales offices.

We Have a Long Track Record of Growth

Revenue


($mm)
2011 – 2021 CAGR: 9.0%
$376
$892
2011
2021

Volume


(mm lbs)
2011 – 2021 CAGR: 11.1%
227
653
2011
2021
mm lugs
9.1
26.1

Note: Fiscal year ended October 31. Revenue reflects Mission Produce only. 1 lug = 25lbs, or 1 box.

We Operate In a Large and Growing Market with Supportive Tailwinds and Significant Barriers to Entry

Global Avocado Market


($bn)
2018 – 2026 CAGR: +5.9%
$13.5
$21.4
2018A
2026E

U.S. Avocado Market [1]


($bn)
2020 – 2023 CAGR: +5.5%
$6.5
$8.0
2019A
2023E

Per Capita Consumption


(2020 Per-Capita Avocado Consumption in lbs)
Significant Growth Opportunity
18.0
8.6
5.6
2.9
1.5
0.5
Mexico
U.S.
Canada
EU
Japan
South Korea (2)

Supporting Tailwinds Driving Market Growth

1 Health and Wellness

Growing interest in healthy eating and nutrient-rich foods

Avocados are a superfood given superior nutritional quality and functional benefits

2 Millennial Consumption

74% of millennial households purchase avocados vs. 69% non-millennial households in 2021 [3]

3 Growing Hispanic Population

95% of Hispanic households purchase avocados with an average annual avocado spend per Hispanic household 78% higher than for non-Hispanic households [3]

Significant Barriers to Entry

Fragmented Suppliers

Relationships must extend across thousands of avocado growers globally

Investments of Time and Capital

Capital investment, ripening and logistics expertise, and significant lead time from seed to fruit


Existing Players with Scale are Strategically Advantaged and Shielded from Outside Competition

Economies of Scale

Company-owned ripening, fulfillment and distribution network

Customer Relations and Market Intelligence

Market intelligence data in consumer purchasing behaviors, market trends and POS

Source: U.S. Census Bureau, Hass Avocado Board, Accenture, Global Trade Magazine, Transparency Market Research, United States Department of Agriculture – Economic Research Service, California Avocado Commission, Global Wellness Institute, Korea Customs Service, The World Bank, Numerator Insights

(1) Represents Hass avocados only.
(2) Derived based on total imported volume over total population.
(3) Numerator Insights

Focused Growth Strategy

1. Capitalize on strong growth trends in our core U.S. market by expanding our nationwide distribution network

2. Leverage our global supply chain and distribution capabilities to continue developing international markets

3. Diversify sourcing to enhance our global market-leading position and year-round supply position

4. Continue to vertically integrate our supply chain


Mission

We Are the Only Global Pure-Play Provider of Avocados

Company	Primary Reach for Avocado Distribution	National (U.S.) Distribution Footprint	Ripening Capabilities	Other Value-Add Services	Vertical Integration	Year-Round Two Countries of Origin Supply
Mission world's finest avocados	Global	✓	✓	✓	✓	✓
Calavo	U.S.		✓	✓		
Camposol	U.S. / Europe				✓	
Del Monte Quality	U.S.	✓	✓	✓		
Westfalia fruit	Europe		✓	✓	✓	✓

Very few players can consistently supply avocados at scale to high volume customers

Source: Company filings and other publicly available information.

Global Distribution Network Delivering Avocados to Diverse and Long-Standing Customer Base


ALDI
COSTCO WHOLESALE
Kroger
Loblaws
Walmart
Mission's distribution network can reach clients globally.
RUSSIA
CHINA
INDIA
SOUTHEAST ASIA
JAPAN
NEW ZEALAND
CANADA
U.S.
MEXICO
GUATEMALA
DOMINICAN REPUBLIC
COLOMBIA
PERU
CHILE
EUROPE
SOUTH AFRICA
Sourcing
Ripening
Sales

Serves retail, wholesale and foodservice customers in over 25 countries

High-quality, diverse and long-standing customer relationships

All of our top 10 customers have been customers for over 10 years

Top 10 customers represent less than 60% of total revenue in FY 2021

Overview of Value Added Services

We provide customers with leading operations and industry insights that drive sales

- Ripening to customer specifications
- Bagging and custom packaging
- Logistical management (especially trucking)
- Hands-on training to facilitate proper handling of the fruit
- Merchandising and promotional support
- 24/7 customer support availability
- Insights on market trends
- Research and Development


AVOCADOS
ORGANIC
AVOCADOS
Minis
Minis
Jumbos
EMERALDS
IN THE
ROUGH
Avocados


SIZE MINDED
OPT FOR AVO
Ready!


AVOCADOs AND DON'Ts

Extensive Infrastructure With State-of-the-Art Facilities

We are the only player of scale with the infrastructure to meet customer demands and to support growth

Proximity of packinghouses to our growers deepens the relationships and differentiates us from other buyers

Our FDCs allow us to store volume and allocate efficiently across our customers based on real-time demand

Proximity of FDCs and ripening centers to customers enables timely responsiveness to their demands

Growers → 4 packinghouses in Peru, California and Mexico → 12 FDCs and Ripening Centers → ALDI, Chipotle Mexican Grill, Costco Wholesale, Kroger, Loblaws, Walmart

Packinghouse Detail

- High Definition Grading Cameras
- Industry-Leading Post-Harvest Practices
- State-of-the-Art Washing, Sorting, Packing and Bagging Line
- Plug-Ins for Ocean Containers

Forward Distribution and Ripening Center Detail

- Ability to Ripen to Customer Specification
- Ability to store and deliver volume opportunistically as customer demand evolves
- Proximity to Clients



Mission





International Farming and Vertical Integration


GUATEMALA
SINCE 2020
COLOMBIA
SINCE 2018
PERU
SINCE 2011
GUATEMALA
SECURED RIGHTS TO
1,600 ACRES
COLOMBIA
1,450 ACRES OWNED
THROUGH JOINT VENTURE
PERU
~14,000 ACRES OWNED
~9,000 ACRES DEVELOPED

- Better Control Over Supply
- Enables Season-Long Pricing Programs for Customers
- Better Control Over Farming Practices
- Partnerships with Key Local Players in Each Country are Essential
- Margin Enhancement

Note: Years displayed in the map represent the years that we initialized our farming operations in each country.

Experienced Values-Based Leaders Who Nurture a Culture of Innovation and Growth



Steve Barnard
Founder, President and Chief Executive Officer



Bryan Giles
Chief Financial Officer



Juan Wiesner
Director of Latin American Operations



Joanne Wu
General Counsel



Anita Lemos
Vice President of Human Resources





Jesus Garcia, Fernando Garcia
Directors of Mexican Operations

Seasoned industry pioneers and veterans each with 30+ years of industry experience

On-the-ground support and expertise in key locations

Committed to corporate responsibility and sustainability

Fosters an entrepreneurial culture that is focused on innovation and growth

Company Values

Fun

Innovative

Reliable

Successful

Trustworthy

ESG Highlights


Mission
world's finest avocados
Finest for the Future
ENVIRONMENTAL, SOCIAL & GOVERNANCE REPORT
MISSION PRODUCE • 2020

The next edition of our Environmental, Social and Governance (ESG) report is anticipated in Spring 2022

Highlights

- Decreased out total global scope 1 and 2 emissions by 15.8% and reduced our total waste by 16.2%
- Modified our pallet configuration and box design, resulting in the removal of 285 over-the-road trucks from our supply chain and 20 acres preserved from deforestation
- Precision and biodiverse farming methods use 40% less irrigation water per avocado compared to average in California and 40.5% less in Peru
- Solar panels at Oxnard facility power almost three-quarters of the facility during peak season
- Global work force comprises nearly 50% women, almost 20% of whom were promoted in 2020
- Sponsored the first ever DEI initiative in the produce industry

Aspiring Goals

- Reduce plastic in bags by 50% by 2025
- Apply shelf-life extension technology to 22.5 million pounds of avocados, combatting food waste and reducing shrink by the end of 2021
- Increase charitable giving by 50% by the end of 2022

Our Unique Nationwide Distribution Capabilities Enable Us to Grow Volumes With New and Existing Customers Across Channels

Mission

Our North American Distribution Footprint


Calgary
40,000 ft^2
Portland
58,000 ft^2
Oxnard
230,000 ft^2
Denver
42,120 ft^2
Dallas
34,985 ft^2
Laredo
262,000 ft^2
Chicago
40,000 ft^2
Toronto
28,600 ft^2
Atlanta
54,000 ft^2
Swedesboro
100,283 ft^2

Commentary

- The U.S. is our largest market, where our ripening and distribution centers enable us to store and ripen avocados in close proximity to our highest volume customers nationwide
- Our unique nationwide facility footprint enables us to flex our ripe and storage capacity to fulfill demand during peak periods, and our cold chain capabilities help ensure that our fruit arrives in the optimal condition and level of ripeness
- Our Laredo facility became fully operational in September 2021. This facility increased our capacity by 40% and is strategically placed to provide flexibility for our customers and support during heavy volume periods within Mexico's seasonality

Our infrastructure and capabilities facilitate our ability to grow across channels

Key Channel Themes

Retail

ALDI, Kroger, Costco Wholesale, Walmart, Loblaws

- ✓ Looking for ripe, ready-to-eat fruit that is aesthetically pleasing
- ✓ Value-added services including customized packaging and logistical management are key
- ✓ Fruit preservation via new technology and supply chain management is key to extending shelf-life of the fruit
- ✓ Year-round availability of fruit via diversified sourcing to satisfy growing customer demand

Foodservice

Chipotle Mexican Grill, Sysco, El Pollo Loco

- ✓ Customers focused on specific grades of fruit with cost and margins in mind
- ✓ Fulfillment and year-round availability of fruit are key to customer retention
- ✓ Around-the-clock customer support needed to support global foodservice chains across geographies
- ✓ Foodservice volumes continue to rebound as the nation reopens and returns to normalcy

Wholesale, Exports and Other

- ✓ Opportunistic approach to selling fruit at attractive pricing and/or bulk quantity for wholesale and export channels
- ✓ Avocado consumption continues to increase worldwide as consumers become more knowledgeable about the health benefits and versatility of the fruit
- ✓ Extending shelf-life of the fruit through fruit preservation via new technology and supply chain management

Note: Volumes shown represent 2020A volumes.

Overview of International Growth Distribution Opportunities

International avocado consumption is poised to grow...

U.S. avocado per capita consumption has seen significant growth...

(Per-capita avocado consumption in lbs)



CAGR: +9.4%
3.8
8.5
2010A
2021A

...and serves as an analogue to the potential rise of avocado demand internationally

(2020 per-capita avocado consumption in lbs)



Significant Growth Opportunity
18.0
8.6
5.6
2.9
1.5
0.5
Mexico
US
Canada
EU
Japan
S. Korea (1)

...and we believe we are well-positioned to capitalize on international distribution opportunities

Growth drivers

Europe

- ✓ Tremendous opportunity to capitalize on the growing demand for avocados throughout Europe
- ✓ Increase exports from Peru, Guatemala, Colombia and other regions to provide balance to our year-round supply
- ✓ Additional European office to support new direct retail relationships and expand our customer service capabilities
- ✓ Seasonal customer programs will help build existing relationships and attract new customers

Asia

- ✓ Longstanding presence in Asia, with 35+ years in Japan, 20+ years in Korea and 8+ years in China
- ✓ Currently low levels of avocado consumption present an exciting opportunity for growth as local tastes are influenced by global food trends
- ✓ Existing Chinese distribution facilities will serve as a platform upon which we can continue to build out our avocado distribution network

Other Markets

- ✓ Continue to evaluate opportunities to capitalize on growing demand in other international markets
- ✓ Focus on expanding our operations in South America
- ✓ Proximity of South American production to Chile represents an attractive opportunity for growth, as Chile is one of the top avocado consuming countries in the world

Source: Hass Avocado Board, USDA Economic Research Service.
(1) Derived based on total imported volume over total population.

Opportunity to Diversify Sourcing and Year-Round Supply



Key sourcing geographies
Mexico
California
Peru
Other
CALIFORNIA
MEXICO
GUATEMALA
COLOMBIA
PERU
CHILE
SOUTH AFRICA

California

Partnerships with the state's top growers to provide high-quality avocados to markets all over the globe

Operates the largest avocado packing facility in North America

Mexico

Two packing facilities in Mexico have leading efficiency, and can pack 1.9 million pounds of avocados per day

Colombia

Access to ports in Santa Marta, Cartagena and Buenaventura to serve major markets

Guatemala

Currently planting acres and working with partners in Guatemala to grow, pack and ship export ready avocados to marketplaces in Europe

Peru

Unique growing conditions provide enhanced supply to meet strong demand during the summer months

Chile

Frost-free avocado growing conditions make Chile renowned for producing high-quality avocados

Mission Produce was the first handler to import avocados from Chile to North America

South Africa

Operating in partnership with one of the largest growers of avocados in South Africa

Note: Volumes in mm lbs. 1 lug = 25lbs, or 1 box.

We Take a Disciplined Approach Towards Our Long-Term Investments in Vertical Integration

Our disciplined approach to our long-term capital investments

Select thresholds for vertical integration capital planning

EBITDA Margin Accretive	Complementary Growing Seasons
Once Fully-Operational	*To Existing Sourcing Geographies*

Our vertically integrated investments are geared towards enabling us with long-term differentiated capabilities and unique competitive advantages

Higher Margins	Quality Control
Oversight Into Supply Chain	Better Customer Service
Unique Pricing Capabilities	Diversified Sourcing

Commentary

- Vertical integration results in greater control over our supply chain and product quality
- Enables us to earn a higher gross margin relative to third-party avocados we sell
- Growing our own fruit has enabled us to offer seasonal customer programs and drive even higher customer satisfaction and retention

Overview of Our Peru Operations

- 100% ownership of Peruvian Operations
  - ~14,000 owned or leased acres
  - ~9,000 developed acres

Mission's Total Global Volume


International Farming
15%
653mm lbs
(26.1mm lugs)
2021A volume (1)

We are focused on applying our successful Peru model elsewhere and have laid the groundwork in Guatemala and Colombia

(1) Inclusive of the 101mm lbs (4.0m lugs) of avocados supplied by the International Farming segment.

Appendix



Non-GAAP Reconciliations Adjusted EBITDA and Adjusted EBITDA Margin

(In millions except for percentages)	QTD Q4 2021	QTD Q4 2020	ANNUAL 2021	ANNUAL 2020
Net income	$ 16.9	$ 18.8	$ 44.9	$ 28.8
Interest expense	1.0	1.2	3.7	6.7
Provision for income taxes	5.8	4.6	21.1	15.0
Depreciation and amortization	6.7	5.5	20.4	18.1
Equity method income	(3.3)	(2.4)	(7.5)	(4.0)
Stock-based compensation	0.6	3.9	2.6	5.0
Other (income) expense, net	(2.1)	0.5	(1.3)	0.7
Impairment on equity method investment	—	—	—	21.2
Legal settlement	—	—	0.8	—
Asset impairment and disposals, net of insurance recoveries	—	—	(0.2)	—
Farming costs for nonproductive orchards	0.8	—	0.8	—
Total adjusted EBITDA	$ 26.4	$ 32.1	$ 85.3	$ 91.5
Marketing & Distribution adjusted EBITDA	8.4	19.4	51.4	68.2
International Farming adjusted EBITDA	18.0	12.7	33.9	23.3
Total adjusted EBITDA	$ 26.4	$ 32.1	$ 85.3	$ 91.5
Volume- lbs of avocados sold	160.1	168.7	653.0	619.0
Net sales	$ 237.0	$ 206.8	$ 891.7	$ 862.3
Income before income taxes	22.7	23.4	66.0	43.8
Operating margin	10 %	11 %	7 %	5 %
Depreciation and amortization	3	3	2	2
Equity method income	(1)	(1)	(1)	—
Stock-based compensation	—	2	—	1
Other income	(1)	—	—	—
Impairment on equity method investment	—	—	—	2
Adjusted EBITDA margin*	11 %	16 %	10 %	11 %

** Totals may not sum due to rounding Certain items deducted from operating margin to arrive at Adjusted EBITDA margin are not presented because they rounded to zero percentage points.*